EXHIBIT 32.2

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

      In connection with the Quarterly Report of Syscan Imaging, Inc. (the "Company") on Form 10-QSB/A-1 for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Hawkins, Chief Operating Officer, Acting Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.


Date: August 22, 2005                 /s/ William Hawkins
                                      ------------------------------------------
                                      William Hawkins, Acting Chief Financial
                                      Officer, Chief Operating Officer and
                                      Secretary

      This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.